EXHIBIT 2
                                   ---------

                               FORM N-SAR
                           SEMI-ANNUAL REPORT
                   FOR REGISTERED INVESTMENT COMPANIES

Report for six month period ending: 12/31/95   (a)

          or fiscal year ending:   /   /      (b)

Is this a transition report?:  (Y/N)     N

Is this an amendment to a previous filing:  (Y/N)     N

Those items or sub-items with a box "/" after the item number should be completed only if the answer has changed from the previous filing on this form.

1. A.  Registrant Name: Elk Associates Funding Corporation

   B.  File Number:  811-3786

   C.  Telephone Number:212-421-2111

2. A.  Street: 747 Third Avenue, 4th Floor

   B.  City:  New York

   C.  State:  New York

   D.   Zip Code: 10017      Zip Ext:

   E.  Foreign Country:        Foreign Postal Code:

3. Is this the first filing on this form by Registrant?  (Y/N)           N

4. Is this the last filing on this form by Registrant?  (Y/N)            N

5. Is Registrant a small business investment company (SBIC) (Y/N)        Y
   [If answer is "Y" (Yes), complete only items 89 through 110.]

6. Is Registrant a unit investment trust (UIT?) (Y/N)                    N
   [If answer is "Y" (Yes), complete only items 111 through 132.]

7. A.  Is Registrant a series or multiple portfolio company?             N
       [If answer is "N" (No), go to item 8.]

   B. How many separate series or portfolios did Registrant have at the end of the period?

SMALL BUSINESS INVESTMENT COMPANIES

INVESTMENT ADVISER
89.A.  / Adviser Name (if any):

   B.  / File number:  801 -

   C.  / City:              State:            Zip Code:       Zip Ext.
       / Foreign Country:                  Foreign Postal Code:

89.A.  / Adviser Name (if any):

   B.  / File number:  801 -

   C.  / City:              State:            Zip Code:       Zip Ext.
       / Foreign Country:                  Foreign Postal Code:

TRANSFER AGENT
90.A.  / Transfer Agent Name (if any): Continental Stock Transfer & Trust
                                       Company

   B.  / File number: 84-34

   C.  / City: 2 Broadway, New York   State: NY   Zip Code: 10004   Zip Ext.
       / Foreign Country:                  Foreign Postal Code:

90.A.  / Transfer Agent Name (if any):

   B.  / File number:     -

   C.  / City:                State:          Zip Code:       Zip Ext.
       / Foreign Country:                  Foreign Postal Code:

INDEPENDENT PUBLIC ACCOUNTANT
91.A.  / Accountant Name:

   B.  / City:          State:       Zip Code:     Zip Ext.
       / Foreign Country:                  Foreign Postal Code:

91.A.  / Accountant Name:

   B.  / City:              State:            Zip Code:       Zip Ext.
       / Foreign Country:                  Foreign Postal Code:

95.Sales, repurchases, and redemptions of
         Registrant's securities during the period:

         Class of Security

 Number of Shares       Net
                                      or Principal       Consideration
                                     Amount of Debt      Received or Paid
                                    ($000's omitted)

    ($000's omitted)

Common Stock:

A./Sales

                                  250        1,250

  B./Repurchases

Preferred Stock:

C./Sales

D./Repurchases and redemptions

           547         1,915

Debt Securities

E./Sales                              $   1,020      $1,020

F./Repurchases and redemptions

       $     993      $  993

96. Securities of Registrant registered on a National Securities Exchange or listed on NASDAQ;

Title of each class of securities

CUSIP or          Ticker
                                     NASDAQ No.

       Symbol

A./

 B./

 C./

FINANCIAL INFORMATION
97. A. / How many months do the answers to items 97 and 98 cover?

                                                                   6 Months

For period covered by this form
    INCOME                                              ($000's omitted)

B.Net interest income

                                   $    1,347

C.Net dividend income

                                   $

D.Account maintenance fees

                              $

E.Net other income

                                      $      178

EXPENSES

F.Gross advisory fees

                                   $      210

G.Gross administrator(s) fees
       (Negative answers allowed for 97H through 97S)

     $

H.Salaries and other compensation

                        $

I.Shareholder servicing agent fees

                       $       5

J.Custodian fees

                                         $

K.Postage

                                                $

L.Printing expenses

                                      $       5

M.Directors' fees

                                        $      11

N.Registration fees

                                      $

O.Taxes

                                                  $

P.Interest

                                               $     558

Q.Bookkeeping fees paid to anyone performing this service

$      32

R.Auditing fees

                                          $      20

S.Legal fees

                                             $     111

Expenses (Negative answers allowed on this screen for
        97 T through 97W and 97Z only         For period covered by this form
                                                 ($000's omitted)

T.Marketing/distribution payments including payments pursuant to a
       Rule 12b-1 plan                                     $

U.Amortization of organization expenses

                  $

V.Shareholder meeting expenses

                           $

W.Other expenses                                          $     160

X.Total expenses

                                         $   1,112

Y.Expense reimbursements

                                 $

Z.Net investment income

                                  $      413

AA.Realized capital gains

                                $

BB.Realized capital losses

                               $

CC.1.Net unrealized appreciation during the period

       $        0

2.Net unrealized depreciation during the period

       $        0 **

DD.Total income dividends for which record date passed
   during the period                                       $        0

EE.Total capital gains distributions for which period
   record date passed during the period                    $

98. Payments per share outstanding during the entire current period:
   A. Dividends from net interest income                   $         .59
 NOTE: show in fractions of a cent if so declared
   B. Distributions of capital gains                       $
   C. Other distributions                                  $
 NOTE: show in fractions of a cent if so declared

  * Negative answer permitted in this field.
**Items 98A and 98B should be of the form mn.nnnn (where n = integer).

99. Assets, liabilities, shareholders' equity:

           As of the end of
                                                          current reporting
                                                            period (000's
                                                              omitted)

A.Cash

                                                    $ 1,066

B.Repurchase Agreements

                                   $

C.Short-term debt securities other than repurchase agreements

                                              $23,354

D.Long-term debt securities including convertible debt

    $

E.Preferred, convertible preferred and adjustable rate preferred stock

                                         $

F.Common stock

                                            $

G.Options on equities

                                     $

H.Options on all futures

                                  $

I.Other investments   Assets Acquired in Liquidation

      $    24

J.Receivables from portfolio instruments sold              $

 K. Receivables from affiliated persons                     $

 L. Other receivables                                       $    952*

 M. All other assets                                        $    841**

 N. Total assets                                            $ 26,237
* Includes receivables from debtors on sales of assets acquired in satisfaction of loans of $638.
** Includes assets acquired in satisfaction of loans of $        537

As of the end of
                                                          current reporting
                                                            period (000's
                                                         omitted except for
                                                              per share
                                                             amounts and
                                                              number of
                                                              accounts)

O.Payables for portfolio instruments

$

P.Amounts owned to affiliated persons

                     $

Q.Senior long-term debt

                                   $  8,831

R.All other liabilities

$  6,820

S.Senior equity

$

T.Net assets of common shareholders

$  10,586

U.Number of shares outstanding

$   1,284

V.Net asset value per share (to nearest cent)

$         8.24*

*

W.Mark-to-market net asset value per share for money market funds only (to 4 decimals)

  $     N/A**

X.Total number of shareholder accounts

                    $     216

Y.Total value of assets in segregated accounts

            $     N/A

100.Monthly average net assets during current reporting period ($000's omitted)

$    8,365

101.Market price per share at end of period

$     ***

  * Net asset value per share must be of the form nnn.nn (where n = integer). ** Value must be of the form nnn.nnnn (where n = integer).
***On December 29, 1995, the high and low bid quotations and the high and the low ask quotations for the Common Stock, as reported by the National Quotation Bureau, Incorporated, were 4 and 4, and 7 and 7 respectively.

****Does not include shares held in street name.

102.A.Is the Registrant filing any of the following attachments
     with the current filing of Form N-SAR?                            N

NOTE: If answer is "Y" (Yes), mark those items below being filed as an attachment to this form or incorporated by reference.

       N

B.Matters submitted to a vote of security holders

                     N

C.Policies with respect to security investments

                       N

D.Legal proceedings

                                                   N

E.Changes in security for debt

                                        N

F.Defaults and arrears on senior securities

                           N

G.Changes in control of Registrant

                                    N

H.Terms of new or amended securities

                                  N

I.Revaluation of assets or restatement of capital share account

       N

J.Changes in Registrant's certifying accountant

                       N

K.Changes in accounting principles and practices

                      N

L.Mergers                                                              N

 M. Actions required to be reported pursuant to Rule 2a-7               N

 N. Transactions effected pursuant to Rule 10f-3                        N

O.Information required to be filed pursuant to existing exemptive orders

                                                   N
Attachment information (Cont. on Screen 53)

Attachment information (Cont. from Screen 52)

102.P.1.Exhibits                                                       N

2.Any information called for by instructions to sub-item 102 P2

     N

3.Any information called for by instructions to sub-item 102 P3

     N

103./Does the Registrant have any wholly-owned investment company subsidiaries whose ooperating & financial data are consolidated
      with that of Registrant in this report? (Y/N)                     N

[If answer is "N" (No), go to item 105]

104./List the "811" numbers and names of Registrant's wholly-owned
investment company subsidiaries consolidated in this report.          NONE

      811 Numbers Subsidiary Name

                              SIGNATURE PAGE TO
                               FORM N-SAR FOR
                       ELK ASSOCIATES FUNDING CORPORATION
                           FOR THE SIX MONTHS ENDED
                              DECEMBER 31, 1995

This report is signed on behalf of the Registrant in the City of New York on the 5th day of March, 1996.

                           ELK ASSOCIATES FUNDING CORPORATION

                           BY: GARY C. GRANOFF
                               ----------------------
                               GARY C. GRANOFF
                               PRESIDENT

WITNESS:

MARGARET CHANCE
-----------------
MARGARET CHANCE
SECRETARY

ELK\FORMNSAR.F96